U.S. Treasury Reserves Portfolio
P O RT F O L I O O F I N V E S T M E N T S	February 28, 2003
(Unaudited)

	Principal
	Amount
Issuer	(000’s omitted)	Value

U.S.Treasury Bills — 97.2%

United States Treasury Bill,
due 3/06/03	$240,142	$240,118,877
due 3/13/03	309,787	309,683,315
due 3/20/03	225,000	224,873,988
due 3/27/03	379,400	379,097,957
due 4/03/03	121,354	121,230,168
due 4/17/03	54,062	53,982,934
due 5/01/03	86,626	86,459,998
due 5/08/03	103,686	103,467,065
due 5/22/03	108,774	108,482,548
due 8/14/03	25,000	24,865,611
due 8/21/03	142,000	141,211,623

		1,793,474,084

U.S.Treasury Note — 4.1%

United States Treasury Note,
5.25% due 08/15/03	75,000	76,378,519

Total Investments,
at Amortized Cost	101.3%	1,869,852,603
Other Assets,
Less Liabilities	(1.3)	(23,606,601)

Net Assets	100.0%	$1,846,246,002

See notes to financial statements

U.S. Treasury Reserves Portfolio
S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

February 28, 2003 (Unaudited)

Assets:
Investments, at amortized cost and value (Note 1A)	$ 1,869,852,603
Receivable for investments sold	51,329,477
Interest receivable	174,036

Total assets	1,921,356,116

Liabilities:
Payable for investments purchased	74,826,444
Management fees payable (Note 2)	96,144
Accrued expenses and other liabilities	187,526

Total liabilities	75,110,114

Net Assets	$ 1,846,246,002

Represented by:
Paid-in capital for beneficial interests	$ 1,846,246,002

U.S. Treasury Reserves Portfolio
S T A T E M E N T   O F   O P E R AT I O N S

For the Six Months Ended February 28, 2003 (Unaudited)

Interest Income (Note 1B):		$ 14,961,811

Expenses
Management fees (Note 2)	1,475,656
Custody and fund accounting fees	236,637
Legal fees	41,259
Trustees’ fees	11,814
Audit fees	8,615
Miscellaneous	29,018

Total expenses	1,802,999
Less: aggregate amount waived by Manager (Note 2)	(809,321)

Net expenses		993,678

Net investment income		$ 13,968,133

See notes to financial statements

U.S. Treasury Reserves Portfolio
S T A T E M E N T S   O F   C H A N G E S   I N   N E T   A S S E T S

	Six Months Ended
	February 28, 2003	Year Ended
	(Unaudited)	August 31, 2002

Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,968,133	$36,456,445

Capital Transactions:
Proceeds from contributions	4,387,384,532	7,437,576,345
Value of withdrawals	(4,508,271,520)	(6,908,038,868)

Net increase (decrease) in net assets from capital transactions	(120,886,988)	529,537,477

Net Increase (Decrease) in Net Assets	(106,918,855)	565,993,922

Net Assets:
Beginning of year	1,953,164,857	1,387,170,935

End of year	$1,846,246,002	$1,953,164,857

U.S. Treasury Reserves Portfolio
F I N A N C I A L   H I G H L I G H T S

	Six Months Ended		Year Ended August 31,
	February 28, 2003
	(Unaudited)		2002	2001	2000	1999	1998

Ratios/Supplemental Data:
Net Assets, end of year
(000’s omitted)	$1,846,246		$1,953,165	$1,387,171	$1,324,688	$1,188,627	$911,845
Ratio of expenses to
average net assets	0.10	%*	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income
to average net assets	1.40	%*	2.00%	5.13%	5.41%	4.55%	5.14%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the years indicated and the expenses were not reduced for fees paid indirectly, the ratios would have been as follows:

Ratios:
Expenses to average net assets	0.18	%*	0.20%	0.23%	0.23%	0.23%	0.23%
Net investment income to
average net assets	1.32	%*	1.90%	5.00%	5.28%	4.42%	5.01%

* Annualized

See notes to financial statements

U.S. Treasury Reserves Portfolio
N OT E S   T O   F I N A N C I A L   S T A T E M E N T S (Unaudited)

1. Significant Accounting Policies U.S. Treasury Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Portfolio are as follows:

     A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio’s use of amortized cost is subject to the Portfolio’s compliance with certain conditions as specified under the Investment Company Act of 1940.

     B. Investment Income and Expenses Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

     C. Federal Income Taxes The Portfolio’s policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

     D. Fees Paid Indirectly The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

     E. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. Management Fees The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

U.S. Treasury Reserves Portfolio
N OT E S   TO   F I N A N C I A L   S T A T E M E N T S (Unaudited) (Continued)

     The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.15% of the Funds’ average daily net assets. The management fee amounted to $1,475,656 of which $809,321 was voluntarily waived for the six months ended February 28, 2003. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

3. Investment Transactions Purchases, maturities and sales of U.S. Treasury obligations, aggregated $10,359,123,275 and $10,456,510,105, respectively, for the six months ended February 28, 2003.

4. Trustee Retirement Plan The Trustees of the Portfolio have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. The Portfolio’s allocable share of the expenses of the Plan for the six months ended February 28, 2003 and the related liability at February 28, 2003 was not material.

Trustees and Officers
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Stephen R. Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
C. Oscar Morong, Jr.
R. Richardson Pettit
Walter E. Robb, III

Chairman, President
and Chief Executive Officer
R. Jay Gerken*

Secretary
Robert I. Frenkel*

Senior Vice President
and Chief Administrative Officer
Lewis E. Daidone*

Controller
Frances M. Guggino*

* Affiliated Person of the Manager

Investment Manager
(of U.S.Treasury Reserves Portfolio)
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

Distributor
Citigroup Global Markets Inc.

Transfer Agent
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, RI 02940-9699

Sub-Transfer Agent and Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

This report is prepared for the information of shareholders of Citi Institutional U.S. Treasury Reserves. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Institutional U.S. Treasury Reserves.

©2003 Citicorp	Printed on recycled paper	Citigroup Global Markets Inc.
CFS/INS.US/203
03-4661